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                                                                   EXHIBIT 10.46


                            STOCK PURCHASE AGREEMENT

                  This agreement is dated December 10, 2001 between ____________ ("Purchaser"), and NeoTherapeutics, Inc. ("Company"), whereby the parties agree as follows:

         The Purchaser shall buy and the Company agrees to sell _______ shares ("Shares") of the Company's Common Stock at a price of $3.85 per share for a total amount of $___________. The Shares have been registered on a Form S-3, File No. 333-53108, which registration statement has been declared effective by the Securities and Exchange Commission. The Shares are free of restrictive legends and are free of any resale restrictions. The Company is delivering herewith a prospectus supplement on Form 424 (b)(2) regarding the sale of the Shares prior to funding.

         The Purchaser shall wire the purchase amount to the Company to the account set forth below.

Company Wire Transfer Instructions:

         Chase Manhattan Bank
         1 Chase Plaza
         New York, NY 10004
         ABA # 021 000 021
         FBO Salomon Smith Barney
         A/C # 066-198038
         For Further Credit to:
         Neotherapeutics, Inc.
         A/C # 561-04051-19-103

         The Company shall cause its transfer agent to transmit the Shares electronically to the Purchaser by crediting the account set forth below through the Deposit Withdrawal Agent Commission system.

Purchaser DWAC Instructions:

         --------------
         DTC #____
         --------------


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                                       2







                                    AGREED AND ACCEPTED:


                                    NeoTherapeutics, Inc.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    PURCHASER:

                                    [Purchaser Name]


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title: